UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2020

ECO SCIENCE SOLUTIONS, INC.
(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1135 Makawao Avenue, Suite 103-188 Makawao, Hawaii 96768
(Address of principal executive offices)

(800) 379-0226
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Section 8 – Other Events

Item 8.01 Other Events

On September 21, 2020, the United States District Court for the District of Hawaii issued an order in the action captioned In re Eco Science Solutions, Inc. Shareholder Derivative Litigation Lead Civil No. 1:17-cv-00530-LEW-WRP (D. Haw.), preliminarily approving a proposed settlement (the “Settlement”) as set forth in a Stipulation of Settlement dated September 21, 2020 (the “Stipulation”), by and among (i) plaintiffs Mr. Ian Bell and Mr. Marc D' Annunzio, individually and derivatively on behalf of Eco Science Solutions Inc. (the “ESSI or the Company”); (ii) certain of the Company’s current and former officers,directors and consultants; and (iii) the Company. The Settlement is subject to further consideration at the settlement hearing described below.

Pursuant to the Court's Preliminary Approval Order, a hearing will be held on November 17, 2020, at 10:30 a.m. before the Honorable Leslie Kobayashi, or such other judge as may be sitting in her place and stead, in the United States District Court for the District of Hawaii, 300 Ala Moana Blvd C-338 Honolulu, Hawaii 96850 (or at such a date and time as the Court may direct without further notice) for the purpose of determining: (i) whether the terms of a proposed Settlement, in accordance with the Stipulation are fair, reasonable, and adequate, and in the best interests of ESSI and its shareholders; (ii) whether the Notice fully satisfies the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process; (iii) whether the Final Order and Judgment should be entered dismissing the Action with prejudice, and releasing the Released Persons from the Released Claims; (iv) whether the agreed-to Fee and Expense Amount should be approved; and (v) any other matters that may come before the Court.

The Settlement, if finally approved, will cause the dismissal of this litigation with prejudice. Any objections to the Settlement must be filed in writing with the Court 14 business days before the date of the settlement hearing; November 17, 2020.  Additional information regarding the terms of the Stipulation and the requirements for submitting any objections to the Settlement can be found in the Stipulation and the Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (the “Notice”).

The foregoing descriptions of the Notice and Stipulation are not complete and are qualified in their entirety by reference to the Notice and Stipulation, which are attached to this Current Report on Form 8-K as exhibits 99.1 and 99.2 and are incorporated herein by reference. In addition, the Company will publish the Notice and the Stipulation on the Company’s website at   https://useherbo.com/essi-classaction-settlement/  The contents of the Company’s corporate website shall not be deemed to be incorporated by reference into this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

Exhibit No.	Description
99.1	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action
99.2	Stipulation of Settlement, dated September 21, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco Science Solutions Inc.

Date: October 1, 2020	By:	/s/ Jeffery Taylor
Name: Jeffery Taylor
Title: President

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